Chautauqua International Growth Fund
Schedule of Investments, September 30, 2022 (Unaudited)
			% of
	Shares	Value	Net Assets
Common Stocks

Aerospace & Defense
Safran SA (France) (2)	106,301	$9,672,265	2.2%
Application Software
Atlassian Corp. PLC (United States) (1)	55,843	11,759,977	2.6%
Temenos Group AG (Switzerland) (2)	182,333	12,292,333	2.7%
		24,052,310	5.3%
Auto Components
Aptiv PLC (United States) (1)	85,391	6,678,430	1.5%
Automobiles
Suzuki Motor Corp. (Japan) (2)	487,408	15,173,081	3.4%
Biotechnology
BeiGene Ltd. - ADR (China) (1)	60,838	8,202,179	1.8%
Genmab A/S (Denmark) (1)(2)	64,280	20,679,115	4.6%
		28,881,294	6.4%
Capital Markets
Hong Kong Exchanges & Clearing Ltd. (Hong Kong) (2)	303,721	10,381,917	2.3%
Diversified Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia) (2)	75,727,320	22,163,316	5.0%
DBS Group Holdings Ltd. (Singapore) (2)	948,670	21,945,932	4.9%
		44,109,248	9.9%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan) (2)	396,893	11,432,763	2.6%
Electronic Equipment & Instruments
Keyence Corp. (Japan) (2)	40,578	13,413,486	3.0%
Environmental & Facilities Services
Waste Connections, Inc. (United States)	169,665	22,926,832	5.1%
Health Care Equipment & Supplies
Coloplast A/S (Denmark) (2)	82,281	8,361,752	1.9%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China) (2)	5,745,378	11,466,545	2.6%
Industrial Machinery
FANUC Corp. (Japan) (2)	79,027	11,096,523	2.5%
Information Technology
Constellation Software, Inc. (Canada)	15,519	21,594,031	4.8%
Internet & Direct Marketing Retail
Prosus NV (China) (2)	224,597	11,684,978	2.6%
Internet Retail
Alibaba Group Holding Ltd. - ADR (China) (1)	117,139	9,369,949	2.1%
IT Services
Adyen NV (Netherlands) (1)(2)	10,530	13,132,567	2.9%
Tata Consultancy Services Ltd. (India) (2)	532,076	19,499,999	4.4%
		32,632,566	7.3%
Life Sciences Tools & Services
Wuxi Biologics Cayman, Inc. (China) (1)(2)	922,573	5,491,935	1.2%
Multi-Line Insurance
Fairfax Financial Holdings Ltd. (Canada)	46,830	21,388,192	4.8%
Pharmaceuticals
Novo Nordisk A/S - ADR (Denmark)	228,589	22,774,322	5.1%
Regional Banks
HDFC Bank Ltd. - ADR (India)	334,824	19,560,418	4.4%
Renewable Electricity
Brookfield Renewable Corp. (United States)	312,892	10,225,311	2.3%
Semiconductor Equipment
ASML Holding NV (Netherlands)	40,225	16,707,454	3.7%
Semiconductors
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	236,902	16,242,001	3.6%
Semiconductors & Semiconductor Equipment
SolarEdge Technologies, Inc. (United States) (1)	52,183	12,078,277	2.7%
Textiles, Apparel & Luxury Goods
Kering SA (France) (2)	22,923	10,167,429	2.3%
Total Common Stocks		427,563,309	95.6%
(Cost $441,649,248)

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 2.80% (3)	16,703,665	16,703,665	3.7%
Total Short-Term Investment		16,703,665	3.7%
(Cost $16,703,665)
Total Investments		444,266,974	99.3%
(Cost $458,352,913)
Other Assets in Excess of Liabilities		3,354,502	0.7%
TOTAL NET ASSETS		$447,621,476	100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 Security.
(3)	Seven-Day Yield.
ADR	- American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Country Allocation
Country	Percentage
Canada	9.7%
China	10.4%
Denmark	11.7%
France	4.5%
Hong Kong	2.3%
India	8.8%
Indonesia	5.0%
Japan	11.5%
Netherlands	6.7%
Singapore	4.9%
Switzerland	2.8%
Taiwan	3.6%
United States	14.3%
Cash	3.8%

Chautauqua International Growth Fund
Summary of Fair Value Exposure at September 30, 2022 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability. These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 - Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2022:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$199,507,373	$228,055,936	$–	$427,563,309
Total Equity	199,507,373	228,055,936	–	427,563,309
Short-Term Investment
Money Market Mutual Fund	16,703,665	–	–	16,703,665
Total Short-Term Investment	16,703,665	–	–	16,703,665
Total Investments*	$216,211,038	$228,055,936	$–	$444,266,974

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.